                                                                   Exhibit 23.1


                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 2-92579, 2-77751, 33-23876, 33-6009, 33-49132, 33-49134, 333-17561, 333-17567
and 333-17563 of Primark Corporation on Form S-8 of our report dated
February 11, 1997, appearing in and incorporated by reference in this Annual Report of Form 10-K of Primark Corporation for the year ended December 31, 1996.

/s/ DELOITTE & TOUCHE LLP
Deloite & Touche LLP

Boston, Massachusetts
March 27, 1997



























\consent